Exhibit 99.2

EXECUTION COPY

WARNER CHILCOTT CORPORATION

as the Issuer

The Guarantors Named Herein

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

SEVENTH SUPPLEMENTAL INDENTURE

Dated as of December 30, 2009

8  3/4% Senior Subordinated Notes due 2015

This Supplemental Indenture, dated as of December 30, 2009 (this “Supplemental Indenture”), among Warner Chilcott Corporation (together with its successors and assigns, the “Company”), the guarantors under the Indenture referred to below (collectively, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”) under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, the Company, the Guarantors and the Trustee have heretofore executed and delivered an Indenture, dated as of January 18, 2005 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of 8  3/4% Senior Subordinated Notes due 2015 of the Company (the “Notes”);

WHEREAS, Section 9.02 of the Indenture provides that the Issuer, the Guarantors and the Trustee, together, with the written consent of the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Notes (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Notes), may amend or supplement the Indenture or the Notes without notice to any other Holders;

WHEREAS, in connection with a tender offer for Notes (the “Tender Offer”) and by means of an Offer to Purchase and Consent Solicitation Statement (the “Statement”) dated as of December 15, 2009, the Company has solicited the consents of Holders of the Notes to certain proposed amendments to the Indenture (“the Proposed Amendments”);

WHEREAS, holders of a majority in aggregate principal amount of the outstanding Notes have provided their valid consent, in writing, to the Proposed Amendments; and

WHEREAS, the Company and the Guarantors, pursuant to the foregoing authority, propose in and by this Supplemental Indenture to amend the Indenture and have requested that the Trustee join in the execution of this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

ARTICLE I

Definitions

SECTION 1.1 Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II

Amendments

SECTION 2.1 Effective as of the Amendment Effective Date (as defined below):

(a) the following sections of the Indenture shall be deleted and the corresponding provisions in the Notes shall be deemed to be deleted in their entirety and replaced with the phrase “Intentionally Omitted”:

Existing Section Number	Caption or Description

Section 4.04 in its entirety	Payment of Taxes and Other Claims

Section 4.05 in its entirety	Maintenance of Properties and Insurance

Section 4.06 in its entirety	Compliance Certificate; Notice of Default

Section 4.08 in its entirety	Waiver of Stay, Extension or Usury Laws

Section 4.09 in its entirety	Change of Control

Section 4.10 in its entirety	Incurrence of Indebtedness and Issuance of Preferred Stock

Section 4.11 in its entirety	Restricted Payments

Section 4.12 in its entirety	Liens

Section 4.13 in its entirety	Asset Sales

Section 4.14 in its entirety	Transactions with Affiliates

Section 4.15 in its entirety	Dividend and Other Payment Restrictions Affecting Subsidiaries

Section 4.16 in its entirety	Additional Guarantees

Section 4.17 in its entirety	Reports to Holders

Section 4.18 in its entirety	Limitations on Layering

Section 4.19 in its entirety	Business Activities

Section 5.01(a)(4)	Certain restrictions on merger, consolidation or sale of assets

Section 6.01(4)	Events of default

Section 6.01(7)	Events of default

Section 6.01(8)	Events of default

(b) Any definitions used exclusively in the provisions of the Indenture listed in Paragraph (a) of this Section 2.1 shall be deleted in their entirety from the Indenture and the Notes and all references to paragraphs, sections, articles or other terms or provisions of the Indenture listed in Paragraph (a) of this Section 2.1 shall be deleted in their entirety from the Indenture and the Notes. Any provision contained in the Notes that relates to any provision of the Indenture as amended shall likewise be amended so that any such provision contained in the Notes will conform to and be consistent with any provision of the Indenture as amended.

SECTION 2.2 From and as of the Amendment Effective Date, no default related to the sections deleted by Section 2.1 of this Supplemental Indenture shall constitute an Event of Default.

SECTION 2.3 Effective as of the Amendment Effective Date, Section 6.01(3) of the Indenture shall be amended and restated in its entirety as follows:

“the Issuer defaults in the performance of the covenant found in Section 4.03 of this Indenture.”

ARTICLE III

Effectiveness

Section 3.1 Effectiveness. This Supplemental Indenture shall become effective upon execution by the Company, the Guarantors and the Trustee. As used herein, the “Amendment Effective Date” shall mean the date that the Company delivers written notice to the Trustee that consents have been received from Holders of at least a majority of the then outstanding aggregate principal amount of Notes and the related Notes have been accepted for purchase in the Tender Offer.

Miscellaneous

SECTION 3.1 Notices. All notices and other communications to each Guarantor shall be given as provided in the Indenture.

SECTION 3.2 Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

SECTION 4.3 Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 4.4 Severability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 4.5 Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture.

SECTION 4.6 Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same agreement.

SECTION 4.7 Headings. The headings of the Articles and the sections in this Supplemental Indenture are for convenience of reference only, are not part of this Supplemental Indenture and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 4.8 Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in New York City, Borough of Manhattan, over any suit, action or proceeding arising out of or relating to this Supplemental Indenture. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction it is or may be subject by suit upon such judgment.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and made effective as of the date first above written.

WARNER CHILCOTT CORPORATION

By:	/s/ Izumi Hara
Name:	Izumi Hara
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page for Seventh Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Martin G. Reed
Name:	Martin G. Reed
Title:	Vice President

[Signature Page for Seventh Supplemental Indenture]

WARNER CHILCOTT PLC, as a Guarantor

By:	/s/ Claire Gilligan
Name:	Claire Gilligan
Title:	Vice President, UK Operations

[Signature Page for Seventh Supplemental Indenture]

WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED, as a Guarantor

By:	/s/ Izumi Hara
Name:	Izumi Hara
Title:	Senior Vice President, General Counsel and Corporate Secretary

WARNER CHILCOTT (US), LLC, as a Guarantor

By:	/s/ Izumi Hara
Name:	Izumi Hara
Title:	Senior Vice President, General Counsel and Corporate Secretary

WARNER CHILCOTT LIMITED, as a Guarantor

By:	/s/ Izumi Hara
Name:	Izumi Hara
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page for Seventh Supplemental Indenture]

PROCTER & GAMBLE PHARMACEUTICALS S.A R.L as a Guarantor

By:	/s/ Roger Boissonneault
Name:	Roger Boissonneault
Title:	Director

[Signature Page for Seventh Supplemental Indenture]

PROCTER & GAMBLE PHARMACEUTICALS-GERMANY GMBH, as a Guarantor

By:	/s/ Leland Harper Cross
Name:	Leland Harper Cross
Title:	Director

[Signature Page for Seventh Supplemental Indenture]

PRESENT when the common seal of	/s/ Dermot Curran
GALEN (CHEMICALS) LIMITED	DIRECTOR Dermot Curran
was affixed hereto:-

/s/ Donnan Hurst
DIRECTOR Donnan Hurst
Witness’s signature:
Name:
Address:
Occupation:

PRESENT when the common seal of	/s/ Dermot Curran
WARNER CHILCOTT INTERMEDIATE	DIRECTOR Dermot Curran
(IRELAND) LIMITED
was affixed hereto:-

/s/ Donnan Hurst
DIRECTOR Donnan Hurst

Witness’s signature:
Name:
Address:
Occupation:

[Signature Page for Seventh Supplemental Indenture]

WARNER CHILCOTT ITALY S.R.L., as a Guarantor

By:	/s/ Izumi Hara
Name:	Izumi Hara
Title:	Director

[Signature Page for Seventh Supplemental Indenture]

WC LUXCO HOLDINGS S.A R.L., as a Guarantor

By:	/s/ Alain Heinz
Name:	Alain Heinz
Title:	Manager

WC LUXCO S.A R.L. , as a Guarantor

/s/ Alain Heinz
Name:	Alain Heinz
Title:	Manager

WARNER CHILCOTT INTERMEDIATE (LUXEMBOURG) S.A R.L. , as a Guarantor

By:	/s/ Alain Heinz
Name:	Alain Heinz
Title:	Manager

[Signature Page for Seventh Supplemental Indenture]

WARNER CHILCOTT ACQUISITION LIMITED, as a Guarantor

By:	/s/ Claire Gilligan
Name:	Claire Gilligan
Title:	Director

CHILCOTT UK LIMITED, as a Guarantor

By:	/s/ Claire Gilligan
Name:	Claire Gilligan
Title:	Director

MILLBROOK (NI) LIMITED, as a Guarantor

By:	/s/ Claire Gilligan
Name:	Claire Gilligan
Title:	Director

WARNER CHILCOTT RESEARCH LABORATORIES LIMITED, as a Guarantor

By:	/s/ Claire Gilligan
Name:	Claire Gilligan
Title:	Director

WARNER CHILCOTT UK LIMITED, as a Guarantor

By:	/s/ Claire Gilligan
Name:	Claire Gilligan
Title:	Director

[Signature Page for Seventh Supplemental Indenture]

PROCTER & GAMBLE PHARMACEUTICALS UK Limited, as a Guarantor

By:	/s/ Claire Gilligan
Name:	Claire Gilligan
Title:	Director

[Signature Page for Seventh Supplemental Indenture]

WARNER CHILCOTT SALES (US) LLC, as a Guarantor

By:	Warner Chilcott Corporation as sole member

By:	/s/ Izumi Hara
Name:	Izumi Hara
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page for Seventh Supplemental Indenture]

PROCTER & GAMBLE PHARMACEUTICALS N.V., as a Guarantor

By:	/s/ Roger Boissonneault
Name:	Roger Boissonneault
Title:	Director

PROCTER & GAMBLE PHARMACEUTICALS CANADA, as a Guarantor

By:	/s/ Roger Boissonneault
Name:	Roger Boissonneault
Title:	Director

[Signature Page for Seventh Supplemental Indenture]

PROCTER & GAMBLE PHARMACEUTICALS NEDERLAND B.V., as a Guarantor

By:	/s/ Izumi Hara
Name:	Izumi Hara
Title:	Director

[Signature Page for Seventh Supplemental Indenture]

WC NETHERLANDS HOLDINGS B.V., as a Guarantor

By:	/s/ C.A.L.A. Kerckhoffs
Name:	C.A.L.A. Kerckhoffs
Title:	Managing Director

[Signature Page for Seventh Supplemental Indenture]

PROCTER & GAMBLE PHARMACEUTICALS PUERTO RICO LLC, as a Guarantor

By:	/s/ Max Torres
Name:	Max Torres
Title:	Treasurer

[Signature Page for Seventh Supplemental Indenture]

PROCTER & GAMBLE PHARMACEUTICALS INC., as a Guarantor

By:	/s/ Roger Boissonneault
Name:	Roger Boissonneault
Title:	Director

[Signature Page for Seventh Supplemental Indenture]

WARNER CHILCOTT COMPANY, LLC, as a Guarantor

By:	/s/ Max Torres
Name:	Max Torres
Title:	Senior Director and General Manager, Business Operations, Puerto Rico and Treasurer

[Signature Page for Seventh Supplemental Indenture]

WC PHARMACEUTICALS II LIMITED, as a Guarantor

By:	/s/ Sergio Gilbert Garcia
Name:	Sergio Gilbert Garcia
Title:	Director

WC PHARMACEUTICALS I LIMITED, as a Guarantor

By:	/s/ Sergio Gilbert Garcia
Name:	Sergio Gilbert Garcia
Title:	Director

[Signature Page for Seventh Supplemental Indenture]